UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2008

CB RICHARD ELLIS REALTY TRUST

(Exact name of registrant as specified in its charter)

Maryland	000-53200	56-2466617
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17 Hulfish Street, Suite 280, Princeton, NJ 08542

(Address of principal executive offices)

(609) 683-4900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

We previously disclosed our acquisition of a fee interest in Maskew Retail Park located on Maskew Avenue, Peterborough, United Kingdom from an unrelated third party on Form 8-K filed October 28, 2008. We acquired Maskew Retail Park for approximately £30,000,000 ($50,685,000), exclusive of customary closing costs and stamp duty fees, which was funded using net proceeds from our initial public offering.

We have also previously disclosed our acquisition of a fee interest in Avion Midrise III & IV, located at 14550 and 14560 Avion Parkway, in Chantilly, Virginia on Form 8-K filed November 18, 2008. We acquired Avion Midrise III & IV for $41,500,000, exclusive of customary closing costs and loan assumption costs, which was funded from the proceeds of our initial public offering. As part of the acquisition, we assumed $22,186,414 of existing debt on Avion Midrise III & IV that has a 5.52% interest rate and matures in April 2014.

We are filing this Form 8-K/A to incorporate by reference the required financial information as described below in Item 9.01 with respect to Maskew Retail Park and Avion Midrise III & IV.

Item 9.01	Financial Statements and Exhibits.

(a)    Financial Statements. The following is required financial information relating to Maskew Retail Park and Avion Midrise III & IV:

Maskew Retail Park
Independent Auditor’s Report	F-1
Historical Statements of Revenues and Direct Operating Expenses for the Periods from July 23, 2007 (Inception) through December 31, 2007 and for the Unaudited Nine Months Ended September 30, 2008	F-2

Notes to the Historical Statements of Revenues and Direct Operating Expenses for the Periods from July 23, 2007 (Inception) through December 31, 2007 and for the Unaudited Nine Months Ended September 30, 2008

F-3

Avion Midrise III & IV
Independent Auditor’s Report	F-6
Historical Statements of Revenues and Direct Operating Expenses for the Year Ended December 31, 2007 and for the Unaudited Nine Months Ended September 30, 2008	F-7
Notes to the Historical Statements of Revenues and Direct Operating Expenses for the Year Ended December 31, 2007 and for the Unaudited Nine Months Ended September 30, 2008	F-8

(b)    Pro Forma Financial Information

Pro Forma Condensed Consolidated Financial Statements (unaudited)	F-11
Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2008 (unaudited)	F-12
Pro Forma Condensed Consolidated Statements of Operations for the Nine Months Ended September 30, 2008 (unaudited)	F-13
Pro Forma Condensed Consolidated Statements of Operations for the Year Ended December 31, 2007 (unaudited)	F-14
Notes to Pro Forma Condensed Consolidated Financial Statements (unaudited)	F-16

INDEPENDENT AUDITORS’ REPORT

The Board of Trustees

CB Richard Ellis Realty Trust

We have audited the accompanying historical statement of revenues and direct operating expenses (“historical statement”) of Maskew Retail Park (the “Property”), a retail center located on Maskew Avenue, Peterborough, United Kingdom, for the period from July 23, 2007 (Inception) through December 31, 2007. This historical statement is the responsibility of the Property’s management. Our responsibility is to express an opinion on the historical statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the historical statement referred to above presents fairly, in all material respects, the revenues and direct operating expenses, as described in Note 1, of the Property for the period from July 23, 2007 (Inception) through December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

The accompanying historical statement of revenues and direct operating expenses for the nine months ended September 30, 2008 was not audited by us and, accordingly, we express no opinion or any other form of assurance on this statement.

/s/ SQUAR, MILNER, PETERSON, MIRANDA & WILLIAMSON, LLP

Newport Beach, California

January 8, 2009

MASKEW RETAIL PARK

HISTORICAL STATEMENTS OF REVENUES AND

DIRECT OPERATING EXPENSES

For the Periods from July 23, 2007 (Inception) through December 31, 2007 and For the Unaudited

Nine Months Ended September 30, 2008

	For the Period from July 23, 2007 (Inception) through December 31, 2007	For the Unaudited Nine Months Ended September 30, 2008
REVENUES
Rental income	$1,835,046	$3,442,109
Tenant reimbursements	15,752	132,976

Total revenues	1,850,798	3,575,085

DIRECT OPERATING EXPENSES
Operating and maintenance	74,682	127,904
Property management fees	4,814	8,248
General and administrative	8,482	14,653

Total direct operating expenses	87,978	150,805

EXCESS OF REVENUES OVER DIRECT OPERATING EXPENSES	$1,762,820	$3,424,280

MASKEW RETAIL PARK

NOTES TO HISTORICAL STATEMENTS OF REVENUES AND

DIRECT OPERATING EXPENSES

For the Periods from July 23, 2007 (Inception) through December 31, 2007 and For the Unaudited

Nine Months Ended September 30, 2008

1.	BASIS OF PRESENTATION

On October 23, 2008, CB Richard Ellis Realty Trust (the “Company”) acquired Maskew Retail Park (the “Property”) from an unrelated third party. The Property is located on Maskew Avenue, Peterborough, United Kingdom. The Property is a 144,400 square foot retail center completed on July 23, 2007 (the “Inception”). As of December 31, 2007, two tenants occupied 93% of the Property’s total rentable square footage. The historical statements of revenues and direct operating expenses (the “historical statements”) reflect only the operations of the Property and not those of the Company.

The accompanying historical statements of revenues and direct operating expenses have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Revenues and direct operating expenses are presented on the accrual basis of accounting. Rental income is recognized on a straight-line basis over the related lease term.

Certain revenues, costs and expenses that are dependent on the ownership, management and carrying value of the Property have been excluded from the accompanying historical statements. The excluded revenues consist primarily of nonoperating revenue related to the Property. The excluded expenses consist primarily of depreciation and amortization of the Property. Consequently, the excess of revenues over direct operating expenses as presented is not intended to be either a complete presentation of the Property’s historical revenues and expenses or comparable to the proposed future operations of the Property.

Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenues and direct operating expenses during the reporting period to prepare the statement of revenues and direct operating expenses in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from those estimates.

In the opinion of management, all adjustments considered necessary for a fair presentation of the historical statement of revenues and direct operating expenses for the nine months ended September 30, 2008 have been included, and all such adjustments are of a normal recurring nature. The excess of revenues over direct operating expenses for the unaudited nine months ended September 30, 2008 are not necessarily indicative of the excess revenues over direct operating expenses that can be expected for the year ending December 31, 2008.

2.	RISKS AND UNCERTAINTIES

The real estate industry is cyclical, being dependent in part on the status of local, regional, and national economies. As such, future revenues and expenses achieved by the Property’s management could materially differ from historical results. If any of the tenants were to default, future revenues of the Property would be severely impacted.

MASKEW RETAIL PARK

NOTES TO HISTORICAL STATEMENTS OF REVENUES AND

DIRECT OPERATING EXPENSES

For the Periods from July 23, 2007 (Inception) through December 31, 2007 and For the Unaudited

Nine Months Ended September 30, 2008

3.	REVENUE RECOGNITION

Lease arrangements specify monthly rent and common area maintenance fees amounts that are required to be paid by the tenant. Tenant leases are accounted for as operating leases. Minimum annual rentals are recognized on a straight-line basis over the term of the related lease.

4.	FOREIGN CURRENCY EXCHANGE

The financial statement was prepared in United Kingdom currency and translated into U.S. dollars based on average exchange rates from July 23, 2007 to December 31, 2007 and January 1, 2008 to September 30, 2008.

5.	TENANT CONCENTRATION

At December 31, 2007 and September 30, 2008, B&Q occupied approximately 72% and Matalan occupied approximately 21% of the Property’s total square footage. If these tenants were to default on their leases, future revenues of the Property could be severely adversely impacted. No other tenant represented more than 10% of the Property’s square footage.

6.	FUTURE MINIMUM RENTAL INCOME

At September 30, 2008, the Property is leased to tenants under noncancelable operating leases that expire between September 2022 and September 2027. The leases also provide for additional rents based on certain operating expenses of the Property. Approximate future minimum rental income are translated into U.S. dollars using the exchange rate at the acquisition date of the Property. The future minimum rent to be received from the noncancelable operating lease, excluding tenant reimbursements, for each of the next five years ending December 31 is summarized as follows:

Year	Rent
2008	$3,852,000
2009	4,123,000
2010	4,123,000
2011	4,123,000
2012	4,123,000
Thereafter	54,266,000

$74,610,000

7.	COMMITMENTS AND CONTINGENCIES

The Property is subject to legal claims in the ordinary course of business. Management believes that the ultimate settlement of any potential claims will not have a material impact on the Property’s results of operations.

MASKEW RETAIL PARK

NOTES TO HISTORICAL STATEMENTS OF REVENUES AND

DIRECT OPERATING EXPENSES

For the Periods from July 23, 2007 (Inception) through December 31, 2007 and For the Unaudited

Nine Months Ended September 30, 2008

In connection with the ownership and operation of the real estate property, the Property may be potentially liable for costs and damages related to environmental matters. The Property has not been notified by any governmental authority of any noncompliance, liability or other claim, and the Company is not aware of any other environmental condition that management believes will have a material adverse effect on the Property’s results of operations.

INDEPENDENT AUDITORS’ REPORT

The Board of Trustees

CB Richard Ellis Realty Trust

We have audited the accompanying historical statement of revenues and direct operating expenses (“historical statement”) of Avion Midrise III & IV, two class A office buildings (the “Property”), located at 14550 & 14560 Avion Parkway, Chantilly, Virginia, for the year ended December 31, 2007. This historical statement is the responsibility of the Property’s management. Our responsibility is to express an opinion on the historical statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the historical statement referred to above presents fairly, in all material respects, the revenues and direct operating expenses, as described in Note 1, of the Property for the year ended December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

The accompanying historical statement of revenues and direct operating expenses for the nine months ended September 30, 2008 was not audited by us and, accordingly, we express no opinion or any other form of assurance on this statement.

/s/ SQUAR, MILNER, PETERSON, MIRANDA & WILLIAMSON, LLP

Newport Beach, California

December 17, 2008

AVION MIDRISE III & IV

HISTORICAL STATEMENTS OF REVENUES AND

DIRECT OPERATING EXPENSES

For the Year Ended December 31, 2007 and For the Unaudited

Nine Months Ended September 30, 2008

	For the Year Ended December 31, 2007	For the Unaudited Nine Months Ended September 30, 2008
REVENUES
Rental income	$3,604,695	$2,708,117
Tenant reimbursements	395,331	345,360

Total revenues	4,000,026	3,053,477

DIRECT OPERATING EXPENSE
Operating and maintenance	416,883	306,369
Property management fees	115,957	93,483
Property taxes	378,988	323,398
General and administrative	163,900	108,141

Total direct operating expense	1,075,728	831,391

INTEREST EXPENSE	1,273,553	938,097

EXCESS OF REVENUES OVER DIRECT OPERATING EXPENSES	$1,650,745	$1,283,989

AVION MIDRISE III & IV

NOTES TO HISTORICAL STATEMENTS OF REVENUES AND

DIRECT OPERATING EXPENSES

For the Year Ended December 31, 2007 and For the Unaudited

Nine Months Ended September 30, 2008

1.	BASIS OF PRESENTATION

On November 18, 2008, CB Richard Ellis Realty Trust (the “Company”) acquired Avion Midrise III & IV Office Buildings (the “Property”) from unrelated third parties. The Property is located at 14550 & 14560 Avion Parkway, Chantilly, Virginia. The Property consists of two three-story office buildings with total rentable square footage of 143,011. As of December 31, 2007, two tenants occupied 100% of the Property’s total rentable square footage. The historical statements of revenues and direct operating expenses (the “historical statements”) reflect only the operations of the Property and not those of the Company.

The accompanying historical statements of revenues and direct operating expenses have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Revenues and direct operating expenses are presented on the accrual basis of accounting. Rental income is recognized on a straightline basis over the related lease term.

Certain revenues, costs and expenses that are dependent on the ownership, management and carrying value of the Property have been excluded from the accompanying historical statements. The excluded revenues consist primarily of nonoperating revenue related to the Property. The excluded expenses consist primarily of depreciation and amortization of the Property. Property taxes represent the taxes paid or accrued based upon preacquisition assessed value. As a result of the acquisition of the Property, the assessed value and related real estate tax expense may change. Consequently, the excess of revenues over direct operating expenses as presented is not intended to be either a complete presentation of the Property’s historical revenues and expenses or comparable to the proposed future operations of the Property.

Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenues and direct operating expenses during the reporting period to prepare the statement of revenues and direct operating expenses in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from those estimates.

In the opinion of management, all adjustments considered necessary for a fair presentation of the historical statement of revenues and direct operating expenses for the nine months ended September 30, 2008 have been included, and all such adjustments are of a normal recurring nature. The excess of revenues over direct operating expenses for the unaudited nine months ended September 30, 2008 are not necessarily indicative of the excess revenues over direct operating expenses that can be expected for the year ending December 31, 2008.

2.	RISKS AND UNCERTAINTIES

The real estate industry is cyclical, being dependent in part on the status of local, regional, and national economies. As such, future revenues and expenses achieved by the Property’s management could materially differ from historical results. If the tenants were to default, future revenues of the Property would be severely impacted.

AVION MIDRISE III & IV

NOTES TO HISTORICAL STATEMENTS OF REVENUES AND

DIRECT OPERATING EXPENSES

For the Year Ended December 31, 2007 and For the Unaudited

Nine Months Ended September 30, 2008

3.	REVENUE RECOGNITION

Lease arrangements specify monthly rent, common area maintenance fees and property tax fees amounts that are required to be paid by the tenant. The monthly rent is generally subject to rent increases during the lease term, as defined.

Tenant leases are accounted for as operating leases. Minimum annual rentals are recognized on a straight-line basis over the term of the related lease.

4.	TENANT CONCENTRATION

At December 31, 2007 and September 30, 2008, Lockheed Martin Corporation and U.S. General Services Administration each occupied approximately 50% of the Property’s total square footage. If these tenants were to default on their leases, future revenues of the Property could be severely adversely impacted.

5.	FUTURE MINIMUM RENTAL INCOME

At September 30, 2008, the Property is leased to tenants under noncancelable operating leases that expire between January 2012 and September 2012. The leases also provide for additional rents based on certain operating expenses of the Property. Approximate future minimum rent to be received from the noncancelable operating leases, excluding tenant reimbursements, for each of the next five years ending December 31 is summarized as follows:

Year	Rent
2008	$3,729,931
2009	3,882,522
2010	3,998,998
2011	4,118,968
2012	1,615,603

$17,346,022

6.	ASSUMED NOTE PAYABLE

In connection with the acquisition of the Property on November 18, 2008, the Company assumed a note payable secured by the Property. The outstanding principal balance of the assumed note payable was approximately $22,186,000 as of November 18, 2008. The note payable bears a fixed interest rate of 5.52%. The December 1, 2008 payment was made at closing. The Company will make 63 equal payments of principal and interest of approximately $135,000 starting January 1, 2009 and then, one final payment of principal and interest of approximately $19,944,000 on April 1, 2014.

AVION MIDRISE III & IV

NOTES TO HISTORICAL STATEMENTS OF REVENUES AND

DIRECT OPERATING EXPENSES

For the Year Ended December 31, 2007 and For the Unaudited

Nine Months Ended September 30, 2008

Interest expense incurred on the note payable secured by the Property totaled approximately $1,274,000 and $938,000 for the year ended December 31, 2007 and for the nine months ended September 30, 2008, respectively.

7.	COMMITMENTS AND CONTINGENCIES

The Property is subject to legal claims in the ordinary course of business. Management believes that the ultimate settlement of any potential claims will not have a material impact on the Property’s results of operations.

In connection with the ownership and operation of the real estate property, the Property may be potentially liable for costs and damages related to environmental matters. The Property has not been notified by any governmental authority of any noncompliance, liability or other claim, and the Company is not aware of any other environmental condition that management believes will have a material adverse effect on the Property’s results of operations.

CB RICHARD ELLIS REALTY TRUST

Pro Forma Condensed Consolidated Financial Statements

(unaudited)

The following unaudited pro forma condensed consolidated statements of operations of CB Richard Ellis Realty Trust (the “Company”) including its consolidated subsidiaries, for the nine months ended September 30, 2008 and year ended December 31, 2007 are based on the historical consolidated statements of operations of CB Richard Ellis Realty Trust and the statements of revenues and certain expenses for (i) the Bolingbrook Point III property (“Bolingbrook”), which was acquired on August 29, 2007, (ii) the Carolina Portfolio and Carolina II Portfolio which were acquired on August 30, 2007, September 24, 2007 and November 1, 2007, respectively, (iii) the Lakeside Office Center property (“Lakeside”), which was acquired on March 5, 2008, (iv) the Enclave on the Lake property (“Enclave”), which was acquired on July 1, 2008, and is based on other financial information of the (v) 602 Central Blvd. property (“602 Central”), which was acquired on April 27, 2007, (vi) the Thames Valley Five property (“TVF”), which was acquired on March 20, 2008, (vii) Albion Mills Retail Center (“Albion Mills”), which was acquired on July 11, 2008, (viii) Kings Mountain III (“KM III”), which was acquired on March 14, 2008, (ix) the Duke Buckeye Logistic Center property (“Duke Buckeye”) which was contributed to the Duke joint venture on June 12, 2008, (x) Afton Ridge Shopping Center (“Afton Ridge”), a joint venture interest in which the Company acquired on September 18, 2008, (xi) the Maskew Retail Park property (“Maskew”) which was acquired on October 23, 2008, (xii) the Avion Midrise III & IV property (“Avion”) which was acquired on November 18, 2008 and (xii) the Duke AllPoints Midwest Bldg. 1 and 125 Enterprise Parkway (“AllPoints and 125 Enterprise”) properties which were contributed to the Duke joint venture on December 10, 2008.

The unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2008 is presented as if the acquisitions of Lakeside, TVF, Enclave, Albion Mills, Afton Ridge and Avion had taken place on January 1, 2007 and for KM III, Maskew and Duke Buckeye at the date of the completion of development of the properties on April 1, 2007, July 23, 2007 and September 16, 2007, respectively.

The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2007 is presented as if the acquisitions of the 602 Central, Bolingbrook, Carolina Portfolio and Carolina II Portfolio (including KM III as if acquired on April 1, 2007), Lakeside, TVF, Enclave, Albion Mills, Afton Ridge and Avion had taken place on January 1, 2007, and as if Maskew and Duke Buckeye were acquired on July 23, 2007 and September 16, 2007, respectively.

The unaudited pro forma condensed consolidated balance sheet as of September 30, 2008 is presented as if the acquisition of Maskew and Avion, our additional cash investment in the Duke joint venture to acquire an 80% interest in the contributed properties of AllPoints and 125 Enterprise that were contributed in December 2008 to the Duke joint venture and the Albion loan had taken place on September 30, 2008.

The unaudited pro forma condensed consolidated statements of operations should be read in conjunction with the statements of operations of CB Richard Ellis Realty Trust and the statements of revenues and certain expenses of Afton Ridge, Enclave, Bolingbrook, Carolina Portfolio, Carolina Portfolio II, Lakeside, Maskew and Avion along with the accompanying notes thereto. The unaudited pro forma condensed consolidated statements of operations do not purport to represent our results of operations that would actually have occurred assuming the acquisitions of 602 Central, Bolingbrook, the Carolina Portfolio and Carolina II Portfolio, Lakeside, KM III, TVF, Duke Buckeye, Enclave, Albion Mills, Afton Ridge, Maskew and Avion properties had occurred on January 1, 2007, (or the alternative pro forma acquisition dates for KM III, Maskew and Duke Buckeye as noted in the paragraph above), nor do they purport to project our results of operations as of any future date or for any future period.

CB RICHARD ELLIS REALTY TRUST

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

September 30, 2008 (Unaudited)

(In thousands, except share data)

	CB Richard Ellis Realty Trust Historical	Albion Loan	Maskew	Avion	AllPoints & 125 Enterprise	Consolidated Company Pro Forma
	A	B	C	D	E
Net Investments in Real Estate	$417,510	$—	$53,612	$38,959	$—	$510,081
Investment in Unconsolidated Entity	115,639	—	—	—	39,906	155,545
Cash and Cash Equivalents	34,198	9,746	16,253	(20,291)	(39,906)	—
Restricted Cash	956	—	—	—	—	956
Accounts and Other Receivables	1,942	—	—	—	—	1,942
Deferred Rent	2,175	—	—	—	—	2,175
Acquired Above Market Leases	11,856	—	—	140	—	11,996
Acquired in Place Lease Value	35,658	—	—	2,706	—	38,364
Deferred Financing Costs	2,032	104	—	338	—	2,474
Lease Commissions	308	—	—	—	—	308
Other Assets	4,225	—	—	—	—	4,225

Total Assets	$626,499	$9,850	$69,865	$21,852	$—	$728,066

LIABILITIES
Notes Payable	$154,047	$9,850	$—	$20,776	$—	$184,673
Security Deposits	568	—	—	—	—	568
Accounts Payable and Accrued Expenses	7,375	—	—	—	—	7,375
Accrued Offering Costs Payable to Related Parties	4,415	—	—	—	—	4,415
Distributions Payable	7,511	—	—	—	—	7,511
Acquired Below Market Leases	14,710	—	—	1,076	—	15,786
Property Management Fee Payable to Related Party	99	—	—	—	—	99
Investment Management Fees Payable to Related Party	381	—	—	—	—	381

Total Liabilities	189,106	9,850	—	21,852	—	220,808

MINORITY INTEREST	1,377	—	—	—	—	1,377

SHAREHOLDERS’ EQUITY

Common Stock, $.01 par value, 990,000,000 shares authorized; 55,546,825 issued and outstanding	556	—	70	—	—	626
Additional Paid-in-Capital	482,012	—	69,795	—	—	551,807
Accumulated Deficit	(41,411)	—	—	—	—	(41,411)
Accumulated Other Comprehensive Loss	(5,141)	—	—	—	—	(5,141)

Total Shareholders’ Equity	436,016	—	69,865	—	—	505,881

Total Liabilities and Shareholders’ Equity	$626,499	$9,850	$69,865	$21,852	$—	$728,066

CB RICHARD ELLIS REALTY TRUST

Pro Forma Condensed Consolidated Statements of Operations

For the Nine Months Ended September 30, 2008 (unaudited)

(In thousands, except share data)

	CB Richard Ellis Realty Trust Historical	Lakeside Office Center	Kings Mountain III	Thames Valley Five	Duke- Buckeye	Enclave	Afton Ridge	Maskew	Avion	Enclave Pro Forma Adjust- ments	Albion Mills Pro Forma Adjust- ments	Afton Ridge Pro Forma Adjust- ments	Maskew Pro Forma Adjust- ments	Avion Pro Forma Adjust- ments	Consolidated Company Pro Forma
	AA	BB	CC	DD	EE	FF	GG	HH	II	JJ	KK	LL	MM	NN
REVENUES
Rental	$23,631	$364	$1	$494	$—	$2,091	$—	$3,442	$2,708	$252	$814	$—	$—	$120	$33,917
Tenant Reimbursements	4,250	121	—	4	—	221	—	133	345	—	—	—	—	—	5,074

Total Revenues	27,881	485	1	498	—	2,312	—	3,575	3,053	252	814	—	—	120	38,991

EXPENSES
Operating and Maintenance	2,555	90	8	4	—	591	—	136	400	—	—	—	—	—	3,784
Property Taxes	3,134	37	1	—	—	346	—	—	323	—	—	—	—	—	3,841
Interest	7,479	—	—	—	—	514	—	—	938	—	272	—	—	181	9,384
General and Administrative	2,098	—	—	—	—	44	—	15	108	—	—	—	—	—	2,265
Management Fees to Related Party	2,495	26	31	40	94	—	—	—	—	145	94	257	344	269	3,795
Depreciation and Amortization	11,457	170	147	275	10	—	—	—	—	1,056	229	—	684	1,211	15,239
Loss on Transfer of Real Estate Held for Sale to Continuing Operations	3,451	—	—	—	—	—	—	—	—	—	—	—	—	—	3,451

Total Expenses	32,669	323	187	319	104	1,495	—	151	1,769	1,201	595	257	1,028	1,661	41,759

INTEREST AND OTHER INCOME	1,797	—	—	—	—	—	—	—	—	—	—	—	—	—	1,797

(LOSS) INCOME BEFORE MINORITY INTEREST	(2,991)	162	(186)	179	(104)	817	—	3,424	1,284	(949)	219	(257)	(1,028)	(1,541)	(971)
MINORITY INTEREST	12	(1)	1	(1)	1	—	—	—	—	1	(1)	(2)	(10)	1	1
BENEFIT FOR INCOME TAXES	41	—	—	—	—	—	—	—	—	—	—	—	—	—	41
EQUITY IN INCOME (LOSS) OF UNCONSOLIDATED ENTITIES	103	—	—	—	(111)	—	1,259	—	—	—	—	(525)	—	—	726

NET (LOSS) INCOME	$(2,835)	$161	$(185)	$178	$(214)	$817	$1,259	$3,424	$1,284	$(948)	$218	$(784)	$(1,038)	$(1,540)	$(203)

Basic and Diluted Net (Loss) Income per Share	$(0.07)														$0.00
Weighted Average Common Shares Outstanding – Basic and Diluted	41,444,884														41,444,884

See accompanying notes to the pro forma condensed consolidated financial statements.

CB RICHARD ELLIS REALTY TRUST

Pro Forma Condensed Consolidated Statements of Operations

For the Year Ended December 31, 2007 (unaudited)

(In thousands, except share data)

	CB Richard Ellis Realty Trust Historical	602 Central Blvd., Coventry, UK	Boling- brook Point III	Carolina Portfolio	Carolina II Portfolio	Lakeside Office Center	Thames Valley Five	Enclave	Afton Ridge	Maskew	Avion
	OO	PP	QQ	RR	SS	TT	UU	VV	WW	XX	YY
REVENUES
Rental	$14,024	$516	$396	$6,295	$581	$931	$2,250	$4,181	$—	$1,835	$3,605
Tenant Reimbursements	2,633	5	57	537	98	241	—	345	—	16	395

Total Revenues	16,657	521	453	6,832	679	1,172	2,250	4,526	—	1,851	4,000

EXPENSES
Operating and Maintenance	1,218	5	49	259	27	340	—	1,213	—	79	533
Property Taxes	1,778	—	45	509	116	210	—	665	—	—	379
Interest	5,049	222	—	1,945	—	—	—	1,041	—	—	1,274
General and Administrative	1,853	—	5	141	—	8	—	68	—	9	164
Management Fees to Related Party	1,547	49	—	—	—	—	176	—	—	—	—
Depreciation and Amortization	8,050	339	—	—	—	—	1,148	—	—	—	—

Total Expenses	19,495	615	99	2,854	143	558	1,324	2,987	—	88	2,350

INTEREST AND OTHER INCOME	2,859	—	—	—	—	—	—	—	—	—	—

INCOME (LOSS) BEFORE MINORITY INTEREST	21	(94)	354	3,978	536	614	926	1,539	—	1,763	1,650
MINORITY INTEREST	5	1	—	—	—	—	(11)	—	—	—	—
PROVISION FOR INCOME TAXES	(279)	—	—	—	—	—	—	—	—	—	—
EQUITY IN (LOSS) INCOME OF UNCONSOLIDATED ENTITIES	(150)	—	—	—	—	—	—	—	1,264	—	—

NET (LOSS) INCOME	$(403)	$(93)	$354	$3,978	$536	$614	$915	$1,539	$1,264	$1,763	$1,650

Basic and Diluted Net Loss per Share	$(0.02)

Weighted Average Common Shares Outstanding – Basic and Diluted	18,545,418	—	—

See accompanying notes to the pro forma condensed consolidated financial statements.

CB RICHARD ELLIS REALTY TRUST

Pro Forma Condensed Consolidated Statements of Operations

For the Year Ended December 31, 2007 (unaudited) (CONT’D)

(In thousands, except share data)

	Boling- brook Pro Forma Adjust- ments	Carolina & Carolina II Pro Forma Adjust- ments	Lakeside Office Center Pro Forma Adjust- ments	Duke- Buckeye Pro Forma Adjust- ments	Enclave Pro Forma Adjust- ments	Albion Mills Pro Forma Adjust- ments	Afton Ridge Pro Forma Adjust- ments	Maskew Pro Forma Adjustments	Avion Pro Forma Adjustments	Consolidated Company Pro Forma
	ZZ	AAA	BBB	CCC	DDD	EEE	FFF	GGG	HHH
REVENUES
Rental	$169	$2,055	$172	$—	$505	$1,545	$—	$—	$160	$39,220
Tenant Reimbursements	19	338	—	—	—	—	—	—	—	4,684

Total Revenues	188	2,393	172	—	505	1,545	—	—	160	43,904

EXPENSES
Operating and Maintenance	16	94	—	—	—	—	—	—	—	3,833
Property Taxes	15	386	—	—	—	—	—	—	—	4,103
Interest	—	855	—	—	203	516	—	—	241	11,346
General and Administrative	2	1	—	—	—	—	—	—	—	2,251
Management Fees to Related Party	73	903	108	62	287	179	309	375	357	4,425
Depreciation and Amortization	315	4,355	645	5	2,113	434	—	402	1,614	19,420
		(4,355)

Total Expenses	421	6,594	753	67	2,603	1,129	309	777	2,212	45,378

INTEREST AND OTHER INCOME	—	—	—	—	—	—	—	—	—	2,859

INCOME (LOSS) BEFORE MINORITY INTEREST	(233)	(4,201)	(581)	(67)	(2,098)	416	(309)	(777)	(2,052)	1,385
MINORITY INTEREST	(2)	(4)	(0)	0	7	(5)	14	(12)	5	(3)
PROVISION FOR INCOME TAXES	—	—	—	—	—	—	—	—	—	(279)
EQUITY IN (LOSS) INCOME OF UNCONSOLIDATED ENTITIES	—	—		29		—	(2,099)	—	—	(956)

NET (LOSS) INCOME	$(235)	$(4,205)	$(581)	$(38)	$(2,091)	$411	$(2,394)	$(789)	$(2,047)	$147

Basic and Diluted Net Loss per Share										$0.01

Weighted Average Common Shares Outstanding – Basic and Diluted										18,545,418

See accompanying notes to the pro forma condensed consolidated financial statements.

CB RICHARD ELLIS REALTY TRUST

Notes to Pro Forma Condensed Consolidated Financial Statements

(unaudited)

1.	Adjustments to Pro Forma Condensed Consolidated Balance Sheet

The adjustments to the pro forma condensed consolidated balance sheet of the Company as of September 30, 2008 are as follows:

(A)    Reflects the historical consolidated balance sheet of the Company as of September 30, 2008.

(B)    Represents net cash proceeds of $9,746,000 received on October 10, 2008 after financing costs. We obtained a £5,775,000 ($9,850,000) loan on October 10, 2008 from the Royal Bank of Scotland plc secured by Albion originally acquired on July 11, 2008 and incurred financing costs of approximately £60,706 ($104,000) associated with obtaining this loan. This interest-only loan is for a term of five years and bears interest at a variable rate of interest based on the GBP-based three months LIBOR plus 1.31%, or 6.13% per annum as of October 10, 2008. On November 25, 2008, we entered into a swap agreement on the interest rate of the outstanding principal balance of this loan. As a result, the base rate of the loan has been fixed at 3.94% and the all in rate (including margin costs) will be 5.24% and will expire on October 10, 2013.

(C)    Represents the purchase price of the assets acquired on October 23, 2008 by the Company in conjunction with the acquisition of Maskew. The total costs of £31,765,000 ($53,612,000), including closing costs and acquisition fees, were funded using net proceeds from our initial public offering. The allocation of the purchase price herein is preliminary and will be completed when the appraisal valuation process is concluded.

(D)    Represents the purchase price of the assets acquired on November 18, 2008 by the Company in conjunction with the acquisition of Avion. The total costs of $42,140,000, including closing costs and acquisition fees, were funded using net proceeds from our initial public offering, and assumed loan. The outstanding balance of the assumed loan was approximately $22,186,000 (the estimated fair value of the assumed loan on the acquisition date was $20,776,000) as of November 18, 2008. The loan bears a fixed rate interest of 5.52% and matures on April 1, 2014.

(E)    Represents the cash contribution made in the Duke Joint Venture in conjunction with the closing of the AllPoints and 125 Enterprise properties on December 10, 2008. The total investment of $39,906,000 includes cash contributions of $39,108,000 toward the purchase price and the payment of acquisition fees of $798,000, which were funded using net proceeds from our initial public offering. The acquisition fee of $798,000, equal to 1% of 80% of the agreed value of the properties, was paid to the Investment Advisor.

2.	Adjustments to Pro Forma Condensed Consolidated Statements of Operations

The adjustments to the pro forma condensed consolidated statement of operations of the Company for the nine months ended September 30, 2008 are as follows:

(AA)    Reflects the historical condensed consolidated statement of operations for the nine months ended September 30, 2008.

CB RICHARD ELLIS REALTY TRUST

Notes to Pro Forma Condensed Consolidated Financial Statements

(unaudited)

(BB)    Reflects the pro forma adjustment for Lakeside in order to present the operations as if the property was acquired on January 1, 2007. The Company acquired Lakeside on March 5, 2008. The pro forma adjustment recognizes revenues and operating expenses, depreciation and amortization expense and an increase in the investment management fee through March 4, 2008 (date prior to acquisition).

Minority interest reflects an adjustment for the allocable portion of the pro forma income before minority interest of the Lakeside property.

(CC)    Reflects the pro forma adjustment for KM III in order to present the operations as if the property was acquired on January 1, 2007. The Company acquired KM III on March 14, 2008. The pro forma adjustment recognizes revenues and operating expenses, depreciation and amortization expense and an increase in the investment management fee through March 13, 2008 (date prior to acquisition).

Minority interest reflects an adjustment for the allocable portion of the pro forma loss before minority interest of the KM III property.

(DD)    Reflects the pro forma adjustment for TVF in order to present the operations as if the property was acquired on January 1, 2007. The Company acquired TVF on March 20, 2008. The pro forma adjustment recognizes revenues and operating expenses, depreciation and amortization expense and an increase in the investment management fee through March 19, 2008 (date prior to acquisition).

Minority interest reflects an adjustment for the allocable portion of the pro forma income before minority interest of the TVF property.

(EE)    Reflects the pro forma adjustment of equity in income of unconsolidated interest in Duke Buckeye as if the property was acquired on January 1, 2007. The property was contributed to the joint venture on June 12, 2008. Equity in loss of unconsolidated interest is presented to include revenues, direct operating expenses, and depreciation and amortization expense through June 11, 2008 (the date prior to contribution into the joint venture). Rental revenues are recorded on a straight line basis by the unconsolidated joint venture. The pro forma adjustments also include investment management fees and depreciation and amortization expense associated with direct Company acquisition costs outside of the joint venture.

Minority interest reflects an adjustment for the allocable portion of the pro forma loss before minority interest of the Duke Buckeye property.

(FF)    Reflects the historical statement of operations for the six months ended June 30, 2008 for the Enclave property in order to present the operations as if the property was acquired on January 1, 2007. The Company acquired Enclave on July 1, 2008. Revenues and operating expenses are presented on an accrual basis of accounting. Rental revenues are recorded on a straight line basis. Pro forma depreciation, amortization and investment management fee are included in the pro forma adjustments reflected in (JJ).

(GG)    Reflects the historical statement of equity in income of unconsolidated interest in Afton Ridge for the six months ended June 30, 2008 as if the property was acquired on January 1, 2007. A joint venture interest in the property was acquired on September 18, 2008. Equity in income of unconsolidated entity is presented to include revenues and direct operating expenses through

CB RICHARD ELLIS REALTY TRUST

Notes to Pro Forma Condensed Consolidated Financial Statements

(unaudited)

June 30, 2008. Rental revenues are recorded on a straight line basis by the unconsolidated joint venture. Pro forma depreciation, amortization, interest expense and investment management fee are included in the pro forma adjustments reflected in (LL).

(HH)    Reflects the historical statement of operations for the nine months ended September 30, 2008 for the Maskew property in order to present the operations as if the property was acquired on July 23, 2007 (completion of construction). The Company acquired Maskew on October 23, 2008. Revenues and operating expenses are presented on an accrual basis of accounting. Rental revenues are recorded on a straight line basis. Pro forma depreciation and investment management fee are included in the pro forma adjustment reflected in (MM).

(II)    Reflects the historical statement of operations for the nine months ended September 30, 2008 for the Avion property in order to present the operations as if the property was acquired on January 1, 2007. The Company acquired Avion on November 18, 2008. Revenues and operating expenses are presented on an accrual basis of accounting. Rental revenues are recorded on a straight line basis. Pro forma depreciation, amortization and investment management fee are included in the pro forma adjustment reflected in (NN).

(JJ)    The additional pro forma adjustments for Enclave reflect the increase in rental revenue as a result of amortization of below market rents, increase in interest expense as a result of amortization of the discount from the fair value adjustment on the assumed loan, amortization of deferred loan costs, depreciation, amortization and investment management fee for the six months ended June 30, 2008 as if the property was acquired on January 1, 2007.

Minority interest reflects an adjustment for the allocable portion of the pro forma loss before minority interest of the Enclave property.

(KK)    Reflects the pro forma adjustment for Albion Mills in order to present the operations as if the property was acquired on January 1, 2007. The Company acquired Albion Mills on July 11, 2008. The pro forma adjustment recognizes revenues and operating expenses, interest expense, depreciation and amortization expense and investment management fee through July 10, 2008 (date prior to acquisition).

Minority interest reflects an adjustment for the allocable portion of the pro forma income before minority interest of the Albion Mills property.

(LL)    Reflects the pro forma adjustments for Afton Ridge to record revenues and direct operating expenses for the period July 1, 2008 through September 17, 2008 (date prior to contribution in the joint venture). Rental revenues are recorded on a straight line basis by the unconsolidated joint venture. The pro forma adjustments also include investment management fees recorded by the Company and interest expense, depreciation and amortization expense as recorded by the unconsolidated joint venture as if the property was acquired on January 1, 2007.

Minority interest reflects an adjustment for the allocable portion of the pro forma equity in income of unconsolidated entities of the Afton Ridge property.

CB RICHARD ELLIS REALTY TRUST

Notes to Pro Forma Condensed Consolidated Financial Statements

(unaudited)

(MM)    The additional pro forma adjustments for Maskew reflect the increase in rental revenue as a result of depreciation and investment management fee for the nine months ended September 30, 2008 as if the property was acquired on July 23, 2007.

Minority interest reflects an adjustment for the allocable portion of the pro forma income before minority interest of the Maskew property.

(NN)    The additional pro forma adjustments for Avion reflect the increase in rental revenue as a result of amortization of above/below market rents, increase in interest expense as a result of amortization of the discount from the fair value adjustment on the assumed loan, amortization of deferred loan costs, depreciation, amortization and investment management fee for the nine months ended September 30, 2008 as if the property was acquired on January 1, 2007.

Minority interest reflects an adjustment for the allocable portion of the pro forma income before minority interest of the Avion property.

The adjustments to the pro forma condensed consolidated statement of operations of the Company for the year ended December 31, 2007 are as follows:

(OO)    Reflects the historical consolidated statement of operations of the Company for the year ended December 31, 2007.

(PP)    Reflects the statement of operations for the period from January 1, 2007 to April 26, 2007 (date of acquisition) for 602 Central in order to present the operations as if the property was acquired on January 1, 2007. The office building is 100% leased on a net lease term basis through February 28, 2017 to Capita Business Services Limited (the “Tenant”), a subsidiary of The Capita Group plc, one of the UK’s largest business process outsourcing firms and guarantor of the lease. The Tenant has a one time right to break the lease on February 28, 2010, provided Tenant has given the landlord not less than nine months prior written notice to the effect that Tenant intends to leave the property. Rental revenues are recorded on a straight line basis over the lease term and both revenues and expenses such as depreciation and amortization were calculated as if the property was acquired on January 1, 2007. The Company entered into a financing arrangement on April 27, 2007. The principal amount of $10,945,000 is due in total at the end of a term of seven years. Interest only payments are due quarterly based on a variable interest rate, currently 6.35%. For purposes of adjustment, the interest expense was reflected as if the debt had been issued on January 1, 2007.

Minority interest reflects an adjustment for the allocable portion of the pro forma loss before minority interest of the 602 Central property.

(QQ)    Reflects the historical statement of operations for the six months ended June 30, 2007 for Bolingbrook in order to present the operations as if the property was acquired on January 1, 2007. The Company acquired Bolingbrook on August 29, 2007 and the revenue and operating expenses for the period from July 1, 2007 through the date of acquisition have been reflected in (ZZ). Revenues and direct operating expenses are presented on an accrual basis of accounting. Rental revenues are recorded on a straight line basis. Pro forma depreciation and amortization are included in the pro forma adjustments reflected in (ZZ).

CB RICHARD ELLIS REALTY TRUST

Notes to Pro Forma Condensed Consolidated Financial Statements

(unaudited)

(RR)    Reflects the historical statement of operations for the six months ended June 30, 2007 for the Carolina Portfolio in order to present the operations as if the property was acquired on January 1, 2007. The Company acquired the Carolina Portfolio consisting of 30 buildings on August 30, 2007 and the revenues and expenses for the period from July 1, 2007 through the date of acquisition have been reflected in (AAA). Interest expenses included in the statement relates to the $66,110,000 principal amount of the mortgage loans assumed in the acquisition. Revenues and direct operating expenses are presented on an accrual basis of accounting. Rental revenues are recorded on a straight line basis. Pro forma depreciation and amortization are included in the pro forma adjustments reflected in (AAA).

(SS)    Reflects the historical statement of operations for the nine months ended September 30, 2007 for the Carolina II portfolio. The Company acquired the Carolina II portfolio on September 24, 2007 (one property) and November 1, 2008 (two properties), respectively. Revenues and direct operating are presented on an accrual basis of accounting. Rental revenues are recorded on a straight line basis. Pro forma depreciation and amortization are included in the pro forma adjustments reflected in (AAA).

(TT)    Reflects the historical statement of operations for the year ended December 31, 2007 for Lakeside in order to present the operations as if the property was acquired on January 1, 2007. The Company acquired Lakeside on March 5, 2008. Revenues and direct operating expenses are presented on an accrual basis of accounting. Rental revenues are recorded on a straight line basis. Pro forma depreciation and amortization are included in the pro forma adjustments reflected in (BBB).

(UU)    Reflects the historical statement of operations for the year ended December 31, 2007 for the TVF property in order to present the operations as if the property was acquired on January 1, 2007. The Company acquired the TVF on March 20, 2008. The office building is 100% leased on a net lease term basis through November 15, 2013 to Regus (UK) Ltd, a subsidiary of Regus, plc., one of the world’s largest providers of workplace solutions. Revenues and direct operating expenses are presented on an accrual basis of accounting. Rental revenues are recorded on a straight line basis and include adjustments as a result of amortization of below market rents. Pro forma depreciation, amortization and investment management fees are included in this presentation.

Minority interest reflects an adjustment for the allocable portion of the pro forma income before minority interest of the TVF property.

(VV)    Reflects the historical statement of operations for the year ended December 31, 2007 for the Enclave property in order to present the operations as if the property was acquired on January 1, 2007. The Company acquired Enclave on July 1, 2008. Revenues and expenses are presented on an accrual basis of accounting. Rental revenues are recorded on a straight line basis. Pro forma depreciation, amortization and investment management fees are included in the pro forma adjustments reflected in (DDD).

(WW)    Reflects the historical statement of equity in income of unconsolidated interest in Afton Ridge for the year ended December 31, 2007 as if the property was acquired on January 1, 2007. A joint venture interest in the property was acquired on September 18, 2008. Equity in income of unconsolidated entity is presented to include revenues and direct operating expenses. Rental revenues are recorded on a straight line basis by the unconsolidated joint venture. Pro forma depreciation, amortization, interest expense and investment management fee are included in the pro forma adjustments reflected in (FFF).

CB RICHARD ELLIS REALTY TRUST

Notes to Pro Forma Condensed Consolidated Financial Statements

(unaudited)

(XX)    Reflects the historical statement of operations for the period July 23, 2007 through December 31, 2007 for the Maskew property as if the property was acquired on July 23, 2007. The Company acquired Maskew on October 23, 2008. Revenues and operating expenses are presented on an accrual basis of accounting. Rental revenues are recorded on a straight line basis. Pro forma depreciation, amortization and investment management fee are included in the pro forma adjustment reflected in (GGG).

(YY)    Reflects the historical statement of operations for the year ended December 31, 2007 for the Avion property in order to present the operations as if the property was acquired on January 1, 2007. The Company acquired Avion on November 18, 2008. Revenues and operating expenses are presented on an accrual basis of accounting. Rental revenues are recorded on a straight line basis. Pro forma depreciation, amortization and investment management fee are included in the pro forma adjustment reflected in (HHH).

(ZZ)    The additional pro forma adjustments for Bolingbrook reflect the adjustments to rental revenue as a result of the amortization of above market rents; increase in depreciation and amortization expense for tangible and intangible assets and an increase in the investment management fee through August 28, 2007 (date prior to acquisition) as if the property was acquired on January 1, 2007.

In addition, this adjustment reflects the historical statement of operations for the period July 1, 2007 through August 28, 2007 for Bolingbrook. Revenues and operating expenses are presented on an accrual basis of accounting. Rental revenues are recorded on a straight line basis.

Minority interest reflects an adjustment for the allocable portion of the pro forma income before minority interest of the Bolingbrook property.

(AAA)    The additional pro forma adjustments for the Carolina Portfolio and Carolina II Portfolio reflect the adjustment to rental revenue as a result of the amortization of below or above market rents; depreciation and amortization expense for tangible and intangible assets and investment management fee through August 29, 2007 (date prior to acquisition) as if the properties were acquired on January 1, 2007.

In addition, this adjustment reflects the historical statement of operations for the period July 1, 2007 through August 29, 2007 for the Carolina Portfolio and Carolina II Portfolio. Revenues and direct operating expenses are presented on an accrual basis of accounting. Rental revenues are recorded on a straight line basis. Interest expenses included in the statement relates to the $66,110,000 of principal amount of mortgage loans assumed in the acquisition.

In addition, this adjustment reflects the increase in depreciation expense and investment management fee for the KM III property for the nine months ended December 31, 2007 based on a placed in-service date of April 1, 2007 at the completion of construction.

Minority interest reflects an adjustment for the allocable portion of the pro forma income before minority interest of the Carolina Portfolio.

(BBB)    The additional pro forma adjustments for the Lakeside property reflect the increase in rental revenue as a result of the amortization of above and below market rents, increase in depreciation and

CB RICHARD ELLIS REALTY TRUST

Notes to Pro Forma Condensed Consolidated Financial Statements

(unaudited)

amortization and an increase in investment management fee for the year ended December 31, 2007 as if the property were acquired on January 1, 2007.

Minority interest reflects an adjustment for the allocable portion of the pro forma income before minority interest of the Lakeside property.

(CCC)    Reflects the historical statement of equity in income of the unconsolidated entity in Duke Buckeye for the three and half months ended December 31, 2007 based on the completion of construction in-service date of September 16, 2007. Equity in income of unconsolidated entity is presented to include pro forma adjustments for straight line rental revenues, direct operating expenses, and depreciation and amortization as if the property investment was completed on September 16, 2007. The pro forma adjustments also include investment management fees and depreciation and amortization expense associated with direct Company acquisition costs outside of the joint venture for the three and a half months ended December 31, 2007. The property was contributed to the joint venture on June 12, 2008.

Minority interest reflects an adjustment for the allocable portion of the pro forma loss before minority interest of the Duke Buckeye property.

(DDD)    The additional pro forma adjustments for Enclave reflect the adjustment in rental revenue as a result of the amortization of below market rents, increase in interest expense as a result of amortization of the discount from the fair value adjustment on the assumed loan, amortization of deferred loan costs, increase in depreciation and amortization and investment management fee for the year ending December 31, 2007 as if the property was acquired on January 1, 2007.

Minority interest reflects an adjustment for allocable portion of the pro forma loss before minority interest of the Enclave property.

(EEE)    Reflects the pro forma adjustment for Albion Mills in order to present the operations as if the property was acquired on January 1, 2007. The Company acquired Albion Mills on July 11, 2008. The pro forma adjustment recognizes revenues and operating expenses, interest expense, depreciation and amortization expense and an increase in the investment management fee for the year ending December 31, 2007 as if the property was acquired on January 1, 2007.

Minority interest reflects an adjustment for the allocable portion of the pro forma income before minority interest of the Albion Mills property.

(FFF)    Reflects the pro forma adjustments for Afton Ridge to include investment management fees recorded by the Company and interest expense, depreciation and amortization expense as recorded by the unconsolidated joint venture as if the property was acquired on January 1, 2007.

Minority interest reflects an adjustment for the allocable portion of the pro forma loss before minority interest of the Afton Ridge property.

(GGG)    The additional pro forma adjustments for Maskew reflect the increase in rental revenue as a result of amortization of below market rents, depreciation, amortization and investment management fee for the period July 23, 2007 through December 31, 2008 as if the property was acquired on July 23, 2007.

CB RICHARD ELLIS REALTY TRUST

Notes to Pro Forma Condensed Consolidated Financial Statements

(unaudited)

Minority interest reflects an adjustment for the allocable portion of the pro forma income before minority interest of the Maskew property.

(HHH)    The additional pro forma adjustments for Avion reflect the increase in rental revenue as a result of amortization of above/below market rents, increase in interest expense as a result of amortization of the discount from the fair value adjustment on the assumed loan, amortization of deferred loan costs, depreciation, amortization and investment management fee for the year ended December 31, 2007 as if the property was acquired on January 1, 2007.

Minority interest reflects an adjustment for the allocable portion of the pro forma income before minority interest of the Avion property.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CB RICHARD ELLIS REALTY TRUST

January 8, 2009	By:/s/ Jack A. Cuneo Name: Jack A. Cuneo Title: President and Chief Executive Officer